SECURITIES AND EXCHANGE COMMISSION
         Washington, D.C.  20549

                Form 8-K

             CURRENT REPORT
    Pursuant to Section 13 or 15(d) of
   The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)
                  July 27, 1994

         Illinois Central Corporation
Exact name of registrant as specified in its charter

        Delaware                      1-10720

(State or other jurisdiction     (Commission File
   of incorporation)                 Number)

                 13-3545405
  (I.R.S. Employer Identification No.)

455 North Cityfront Plaza Drive, Chicago, Illinois
(Address of principal executive offices)
                                        60611-5504
                                        (Zip Code)


Registrant's telephone number, including area code:

                                     (312) 755-7500


Item 5. Other Events

      In connection with the previously announced signing of a letter of intent whereby the Registrant will acquire
      Kansas City Southern Industries Inc. filed herein as
      Exhibit 99 is the form of the letter of intent.


Item 7. Financial Statements and Exhibits

   (a) - N/A

   (b) - N/A

   (c) Exhibits:

  99        Letter of Intent


                   SIGNATURE

Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.





ILLINOIS CENTRAL CORPORATION



/s/JOHN V. MULVANEY
   John V. Mulvaney
   Controller







Date:  July 27, 1994

ILLINOIS CENTRAL CORPORATION
     AND SUBSIDIARIES

      EXHIBIT INDEX

Exhibit                             Sequential
  No.          Descriptions           Page No.


  99        Letter of Intent